UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

May 21, 2026

Fiserv, Inc.

(Exact Name of Registrant as Specified in Charter)

Wisconsin	1-38962	39-1506125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 N. Vel R. Phillips Avenue, Milwaukee, Wisconsin 53203

(Address of Principal Executive Offices, Including Zip Code)

(262) 879-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FISV	The NASDAQ Stock Market LLC
1.125% Senior Notes due 2027	FISV27	The NASDAQ Stock Market LLC
1.625% Senior Notes due 2030	FISV30	The NASDAQ Stock Market LLC
3.000% Senior Notes due 2031	FISV31	The NASDAQ Stock Market LLC
4.500% Senior Notes due 2031	FISV31A	The NASDAQ Stock Market LLC
2.875% Senior Notes due 2028	FISV28C	The NASDAQ Stock Market LLC
3.500% Senior Notes due 2032	FISV32	The NASDAQ Stock Market LLC
4.000% Senior Notes due 2036	FISV36	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Fiserv, Inc. (the “Company”) held its annual meeting of shareholders on May 21, 2026. At that meeting, the Company’s shareholders voted on four matters as follows:

Election of Directors

The Company’s shareholders elected eleven directors to serve until the next annual meeting of shareholders and until each of their successors is elected and qualified by the following votes:

	Votes For	Votes Withheld	Broker Non-Votes
Stephanie E. Cohen	414,678,542	2,867,316	46,429,220
Henrique de Castro	400,950,941	16,594,917	46,429,220
Harry F. DiSimone	414,087,387	3,458,471	46,429,220
Céline Dufétel	414,710,987	2,834,871	46,429,220
Lance M. Fritz	401,227,916	16,317,942	46,429,220
Ajei S. Gopal	404,109,445	13,436,413	46,429,220
Michael P. Lyons	414,744,203	2,801,655	46,429,220
Wafaa Mamilli	410,582,295	6,963,563	46,429,220
Gordon M. Nixon	410,215,021	7,330,837	46,429,220
Gary S. Shedlin	412,497,761	5,048,097	46,429,220
Charlotte B. Yarkoni	411,790,120	5,755,738	46,429,220

Advisory Vote to Approve Named Executive Officer Compensation

The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in its 2026 proxy statement by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
323,865,898	92,820,632	859,328	46,429,220

Ratification of Independent Registered Public Accounting Firm

The Company’s shareholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026, by the following votes:

Votes For	Votes Against	Abstentions
427,451,661	36,179,569	343,848

Shareholder Proposal Requesting an Independent Board Chair Policy

The Company’s shareholders rejected a shareholder proposal requesting an independent board chair policy by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
67,875,650	348,333,433	1,336,775	46,429,220

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FISERV, INC.

Date: May 22, 2026	By:	/s/ Paul M. Todd
Paul M. Todd
Chief Financial Officer